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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)     January 7, 1997
                                                        ---------------------

                          PACKAGING PLUS SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


 Nevada                        0-18094               11-2781803
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(State or other               (Commission           (IRS Employer
jurisdiction of                File Number)       Identification No.)
formation)



20 South Terminal Drive, Plainview, New York  11803
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code        (516) 349-1300
                                                    ----------------------------


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          (Former name or former address, if changes since last report)


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Item 2.           Acquisition and Disposition of Assets.

                           On January 7, 1997 (the "Closing Date"), the
                  Registrant consummated a purchase of all of the outstanding capital stock of each of the Downtown Theater Ticket Agency Inc., a New York corporation, Advance Entertainment Chicago, Inc., an Illinois corporation, and Broadway Tours, Inc., a New York corporation (collectively, "Entertainment"), pursuant to that certain Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of December 31, 1996, by and between the Registrant and U.S. Transportation Systems, Inc., a Nevada corporation ("USTS"), a copy of which is attached hereto as Exhibit A. USTS was the sole shareholder of Entertainment. As full and total consideration for all of the outstanding capital stock of Entertainment, the Registrant transferred to USTS 850,000 shares of its common stock. Such shares of the Registrant's common stock are not registered under the Securities Act of 1933, as amended, although they are subject to certain piggy-back registration rights. The Registrant has the right to repurchase the shares of its common stock from USTS as follows:

                           (1) The Registrant has the right to repurchase for
                  cash all or any part of such 850,000 shares, at $1.15 per share, during the first six months from the Closing Date. If the Registrant does not repurchase all of such shares during such period, the Registrant shall deliver to USTS an additional 50,000 shares of its common stock and the repurchase period shall be extended for the seventh through twelfth month from the Closing Date.

                           (2) The Registrant has the right to repurchase all or
                  any part of the 900,000 shares or the remaining shares not repurchased, at $1.20 per share, during the seventh through twelfth month from the Closing Date. If the Registrant does not repurchase all of such shares during such period, the Registrant shall deliver to USTS an additional 50,000 shares of its common stock and the repurchase period shall be extended for the thirteenth through eighteenth month from the Closing Date.

                           (3) The Registrant has the right to repurchase all or
                  any part of the 950,000 shares or the remaining shares not repurchased, at $1.25 per share, during the thirteenth through eighteenth month from the Closing Date. If the Registrant does not repurchase all of the shares during such period, the Registrant shall deliver to USTS an additional 50,000 shares of its common stock and the repurchase period shall be extended for the

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                  nineteenth through twenty-fourth month from the Closing
                  Date.

                           (4) The Registrant has the right to repurchase all or
                  any part of the 1,000,000 shares or the remaining shares not repurchased, at $1.30 per share, during the nineteenth through twenty-fourth month from the Closing Date.

                           (5) The right to repurchase any shares shall
                  terminate at the end of the twenty-fourth month from the Closing Date. In addition, the purchase price will be adjusted after twelve months from the Closing Date if the gross revenues generated by Entertainment fall below $2,070,000, which is ten percent (10%) less than the projected gross revenues estimated for 1997 of $2,300,000. Accordingly, for each $100,000 less than $2,070,000 in Entertainment's revenues, USTS will return 42,500 shares of common stock to the Registrant.


                           In addition, USTS has loaned the Registrant $100,000
                  at the rate of ten percent (10%) interest per annum to be repaid in eighteen (18) monthly installments from the Closing Date. Such loan is secured by 300,000 unregistered shares of the Registrant's common stock.

                           Entertainment is engaged in the business of providing
                  theater, sports and special events tickets and concierge services in the New York and Chicago areas, and providing customers with package tours, including tickets, transportation, dining, lodging and other amenities. These services are marketed through toll-free telephone numbers.

                           The Registrant intends to incorporate the services
                  offered by Entertainment into the Association of Packagers and Carriers, the Registrant's wholly-owned subsidiary, a trade organization for the private postal industry which is engaged in the business of providing services to its members, including discounted carrier rates, equipment leasing programs and advertising assistance.

                           The disclosure contained herein is qualified in its
                  entirety by reference to the Stock Purchase Agreement.



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Item 7.           Financial Statements and Exhibits.

                  (a)      Financial Statements.

                           As of the date of filing of this Current Report on
                  Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

                  (b)      Pro Forma Financial Information.

                           As of the date of this Current Report on Form 8-K, it
                  is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial information shall be filed by amendment to this Form 8-K no later than 60 days after the date hereof.

                  (c)      Exhibits                                    Exhibit
                                                                       -------

                  Stock Purchase Agreement                             Exhibit A

                  Press Release dated January 8, 1997                  Exhibit B












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                                   SIGNATURES



                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                                  PACKAGING PLUS SERVICES, INC.



                                             By:  /s/ Richard Altomare
                                                  ------------------------------
                                                  Richard Altomare, Chief
                                                    Executive Officer


Dated:   January 21, 1997































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